OTHER FINANCIAL ITEMS, NET	12 Months Ended
Dec. 31, 2014
OTHER FINANCIAL ITEMS, NET [Abstract]
OTHER FINANCIAL ITEMS, NET

11.	OTHER FINANCIAL ITEMS, NET

(in thousands of $)	2014	2013	2012
Mark-to-market adjustment for interest rate swap derivatives (see note 35)	(28,996)	56,461	1,223
Interest rate swap cash settlements (see note 35)	(20,424)	(10,626)	(12,258)
Mark-to-market adjustment for equity derivatives (see note 35)	(13,657)	—	—
Mark-to-market adjustment for foreign currency derivatives (see note 35)	94	719	6,485
Foreign exchange loss on capital lease obligations and related restricted cash, net	—	—	(5,645)
Financing arrangement fees and other costs	(7,157)	(5,632)	(1,766)
Amortization of deferred financing costs and debt guarantee	(2,459)	(1,120)	(1,900)
Foreign exchange (loss) gain on operations	(1,200)	(1,583)	94
Other	(295)	—	4
	(74,094)	38,219	(13,763)

Financing arrangement fees and other costs of $7.2 million and $5.6 million in 2014 and 2013, respectively, arose mainly from ongoing commitment fees as a result of our execution of a $1.125 billion financing agreement to fund eight of our newbuild vessels. The foreign exchange loss on capital leases and related restricted cash in 2012 arose as a result of the retranslation of the capital lease obligations and related restricted cash securing those obligations. The capital leases and related restricted cash form part of Golar Partners and therefore from December 13, 2012, have been deconsolidated from our balance sheet.